UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 23, 2006

METRO ONE TELECOMMUNICATIONS, INC.

(Exact name of Registrant as specified in its charter)

Oregon	0-27024	93-0995165
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11220 Murray Scholls Place
Beaverton, Oregon  97007

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (503) 643-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01               Changes in Registrant’s Certifying Accountant.

On October 23, 2006, the Audit Committee of the Board of Directors of Metro One Telecommunications, Inc. (the “Company”) approved the appointment of BDO Seidman, LLP (“BDO Seidman”) as the Company’s independent registered public accounting firm, effective immediately.  BDO Seidman replaces Deloitte & Touche LLP (“Deloitte & Touche”) as the Company’s independent registered public accounting firm.

Deloitte & Touche’s audit reports on the Company’s financial statements as of and for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the report for the year ended December 31, 2005 expressed substantial doubt regarding the Company’s ability to continue as a going concern.

During the two fiscal years ended December 31, 2005 and 2004, and the subsequent interim periods, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte & Touche would have caused them to make reference to the subject matter of the disagreements in connection with their report; and there were no reportable events as described in item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended.

The Company provided Deloitte & Touche with a copy of this Report on Form 8-K and requested that Deloitte & Touche furnish the Company with a letter addressed to the SEC stating whether it agrees with the foregoing statements by the Company and, if not, stating the respects in which it does not agree.  A copy of the letter from Deloitte & Touche stating that it does agree with the foregoing statements is filed with this Report on Form 8-K as Exhibit 16.1.

During the Company’s two most recent fiscal years and through the date of this Report on Form 8-K, the Company did not consult BDO Seidman with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or reportable events listed in Items 304(a)(2) of Regulation S-K.

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP to the SEC dated October 24, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2006	METRO ONE TELECOMMUNICATIONS, INC.

By:	/s/ Duane C. Fromhart
Duane C. Fromhart
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP to the SEC dated October 24, 2006